                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported)        January 18, 2000
                                                 -------------------------------


                                quepasa.com, inc.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)


                                     Nevada
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                 0-25565                                      86-0879433
         ------------------------                   ---------------------------------
         (Commission File Number)                   (IRS Employee Identification No.)

400 E. Van Buren, Fourth Floor, Phoenix, Arizona                85004
------------------------------------------------              ----------
   (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code        (602) 716-0100
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant.

         On January 18, 2000, the Registrant dismissed Deloitte & Touche LLP ("Deloitte") as its independent accountants. From September 4, 1999 through January 18, 2000 (the period of the Registrant's engagement of Deloitte), Deloitte produced no reports or opinions on the Registrant's financial statements and there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Deloitte has furnished the Registrant with a letter addressed to the Securities and Exchange Commission stating that Deloitte agrees with the statements above. A copy of such letter is attached to this Current Report on Form 8-K as Exhibit 16.1.

         The Registrant replaced Deloitte with KPMG LLP ("KPMG") on January 18, 2000. The decision to hire KPMG was approved by the Company's Board of Directors.

Item 7.  Financial Statements and Exhibits.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits:

              Exhibit Number                                   Description
              --------------                                   -----------
                   16.1                 Letter from Deloitte & Touche LLP regarding Change in Certifying
                                        Accountant.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                  quepasa.com, inc.
                                      ------------------------------------------
                                                    (Registrant)


Date: January 18, 2000                By: /s/ GARY L. TRUJILLO
                                         ---------------------------------------
                                          Gary L. Trujillo
                                          Chairman and Chief Executive Officer





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                                 EXHIBIT INDEX

              Exhibit Number                                   Description
              --------------                                   -----------
                   16.1                 Letter from Deloitte & Touche LLP regarding Change in Certifying
                                        Accountant.